Exhibit 99.1

Getaround Receives Continued Listing Standard Notice from NYSE

SAN FRANCISCO, February 1, 2023 — Getaround (NYSE: GETR) (“Getaround” or “the Company”), the world’s first connected carsharing marketplace, today announced that on January 30, 2023, it received notice from the New York Stock Exchange (“NYSE”) indicating that Getaround is not in compliance with NYSE’s continued listing standards because the average closing price of Getaround’s common stock was less than $1.00 over a consecutive 30 trading-day period. The notice does not result in the immediate delisting of Getaround’s common stock from the NYSE.

Getaround intends to notify NYSE of its intent to cure the stock price deficiency and return to compliance with the NYSE continued listing standards. Under NYSE rules, Getaround has a period of six months from receipt of the notice to cure the stock price deficiency and regain compliance with the NYSE continued listing standards. Getaround’s common stock will continue to be listed and trade on the NYSE during this cure period, subject to Getaround’s compliance with other NYSE continued listing standards.

About Getaround

Offering a 100% digital experience, Getaround makes sharing cars and trucks simple through its proprietary cloud and in-car Connect® technology. The company’s mission is to empower people to carshare everywhere and shift away from car ownership through instant and convenient access to desirable, affordable, and safe cars from entrepreneurial hosts. Getaround’s on-demand technology enables a contactless experience — no waiting in line at a car rental facility, manually completing paperwork, or meeting anyone to collect or drop off car keys. Getaround aims to utilize its peer-to-peer marketplace to help solve some of the most pressing challenges facing the world today, including environmental sustainability and access to economic opportunity. Launched in 2011, Getaround is available today in more than 1,000 cities across the United States and Europe. For more information, please visit https://www.getaround.com/.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements generally relate to future events, such as any potential plans of the Company to cure the stock price deficiency, including by action that would require a stockholder vote. In some cases, you can identify forward-looking statements by terminology such as “intends,” “plans,” and “will,” or the negative of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. We have based these forward-looking statements on our current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, many of which are beyond our control, including the Company’s ability to regain compliance with the continued listing standards of the NYSE within the applicable cure period, the Company’s ability to continue to comply with applicable listing standards of the NYSE, and the other factors under the heading “Risk Factors” in our Current Report on Form 8-K filed with the SEC on December 14, 2022, and in other filings that the Company has made and may make with the SEC in the future. All of the forward-looking statements made in this press release are qualified by these cautionary statements. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or our business or operations. Such statements are not intended to be a guarantee of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Contacts:

Investors

investors@getaround.com

Media

press@getaround.com